SUMMARY PROSPECTUS

May 1, 2026

The Advisors’ Inner Circle Fund III

STRATEGAS MACRO THEMATIC OPPORTUNITIES ETF

Principal Listing Exchange: NYSE Arca, Inc.
Ticker Symbol: SAMT

Investment Adviser:

Strategas Asset Management, LLC

Investment Sub-Adviser:

Vident Asset Management

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://strategasetfs.com/samt. You can also get this information at no cost by calling 855-457-3637, by sending an e-mail request to strategasetfs@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Strategas Macro Thematic Opportunities ETF (the “Macro Thematic Opportunities ETF” or the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.65%
Other Expenses	0.00%
Acquired Fund Fees and Expenses (“AFFE”)[1]	0.01%
Total Annual Fund Operating Expenses[2]	0.66%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other investment companies, including mutual funds, money market funds and exchange-traded funds.

[2]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude AFFE.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when

Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 200% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by investing principally in common stocks of U.S. companies that Strategas Asset Management, LLC (the “Adviser”) believes most highly correlate to macro-thematic trends. “Macro” is a “top-down” analysis approach in investing that focuses on the inputs that are generally out of a company’s control, such as the overall economy, government fiscal and monetary policy changes, cultural and socioeconomic developments or trends, and developments arising from global crises including pandemics, wars, or financial distress. “Thematic” refers to the theses, trends or views that the Adviser believes are prevalent or likely to be prevalent in the market. For example, certain macro-thematic trends as of the date of this Prospectus could include, but are not necessarily limited to, artificial intelligence (i.e., companies utilizing artificial intelligence (AI) as a productivity enhancer and problem solver in search of more efficient and effective methods to perform their services or enhance their products), cash flow aristocrats (i.e., companies with the ability to generate cash to self-fund during changing market conditions), de-globalization (i.e., in response to supply chain disruptions during recent years, companies “near-shoring” more operations and countries investing more in their own energy, food supplies, and security), and industrial power renaissance (i.e. the process of updating aging utility infrastructure in response to increased demand for power due to artificial intelligence requirements, the adoption of electric vehicles, and the development of new manufacturing facilities and data centers).

The Adviser seeks to have the Fund outperform the broader U.S. equity market by leveraging the Adviser’s research-driven approach to identifying and investing in three to five macro-thematic trends at any given time. The Adviser weights each macro-thematic trend approximately equally in the Fund’s portfolio. After a macro-thematic trend is selected, the Adviser uses a number of analytical tools, including technical, fundamental, qualitative and quantitative analyses, to identify the security characteristics that the Adviser believes are most highly correlated to the macro-thematic trend. For example, if inflation is selected as a macro-thematic trend, the Adviser would attempt to determine characteristics of companies that would benefit the most from the resulting impact on the costs of goods and services in the market. The Adviser seeks to identify securities of companies that possess such characteristics and thus which could provide exposure to the macro-thematic trend. The Adviser may adjust the portfolio of securities based on changes to the macro-thematic trends or in an individual security. The Adviser continuously monitors the risk/reward profile of each macro-thematic trend to ensure the integrity of the investment thesis and the relevancy of its constituents.

The Fund may invest in securities of companies with any market capitalization, though certain liquidity parameters are required for a security to be considered. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. The Fund’s sector exposures will likely change over time, as macroeconomic, market, sector and company-specific conditions change.

The Adviser has engaged Vident Asset Management to serve as sub-adviser (“Sub-Adviser”) for the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Adviser and the Board of Trustees.

Principal Risks

As with all ETFs, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Macro-Thematic Trend Investing Strategy Risk – The Adviser selects securities for the Fund’s portfolio pursuant to a macro-thematic trend investment strategy. The value of the Fund may decline if, among other reasons, macro-thematic trends believed to be beneficial to the Fund do not develop as anticipated or maintain over time, securities selected for inclusion in the Fund’s portfolio due to their security characteristics that the Adviser believes are most highly correlated to a macro-thematic trend do not perform as anticipated, the Adviser fails to identify or declines to include in the Fund’s portfolio profitable companies that would have been beneficial to a macro-thematic trend, or other investment strategies generally outperform macro-thematic trends investing based on a variety of factors.

Equity Market Risk – The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stockholders such as the Fund.

Inflation Risk – Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline. Measures of inflation have increased to levels not experienced in several decades. Uncertainty regarding the magnitude of interest rate increases, and the ability of the Federal Reserve to successfully control inflation, may negatively impact asset prices and increase market volatility.

Artificial Intelligence Risk – Issuers of investments increasingly use artificial intelligence (AI) systems in various aspects of their business operations, creating competitive market pressures to increase the development and use of AI systems. Failure to effectively develop or use AI systems may place an issuer at a competitive disadvantage. At the same time, AI systems present significant risks that could materially affect an issuer’s business and financial performance. AI tools rely on complex models, large datasets, and evolving algorithms. AI tools are highly-useful but complex and fallible systems that can exhibit bias, hallucinations, deceptive behaviors and other flaws due to the construction of their underlying models and the composition of their training data, which can result in outputs that seem plausible but are in fact inaccurate, incomplete, or misleading. The use of erroneous outputs can undermine customer trust and expose issuers to litigation, regulatory scrutiny, substantial remediation costs, and reputational harm.

Information Security, Cybersecurity and Technology-Related Risk – As issuers and their service providers increasingly rely on digital technologies, such as the internet, cloud computing, and AI-enabled systems, they face heightened information security, cybersecurity, and other technology-related risks, including incidents that could compromise the confidentiality, integrity, or availability of their systems, data, or technology infrastructure. Technology-related incidents may have a materially adverse impact on the issuer’s performance and operations and can impede critical functions, compromise sensitive business and protected customer information, and may result in financial losses and increased compliance or operational expenses. Similar adverse consequences may arise from technology-related incidents affecting governmental authorities, regulatory bodies, financial market systems, exchanges, brokers-dealers, banks, insurance companies, custodians, or other market participants. Although issuers and their service providers may adopt measures designed to prevent or mitigate such incidents, there remains a possibility that certain risks may not be identified or fully addressed.

Large Capitalization Risk – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Companies Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Active Management Risk – The success of the Fund’s strategy is dependent on the Adviser’s ability and its stock selection process to correctly identify the Fund’s investments. The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising, in which case the Fund could experience losses regardless of the overall performance of the U.S. equity market.

Liquidity Risk – The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

ETF Risks – The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Trading Risk – Shares of the Fund may trade on NYSE Arca, Inc. (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Valuation Risk – The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Sector Focus Risk – Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors. The Fund’s sector exposures will likely change over time, as macroeconomic, market, sector and company-specific conditions change.

Shareholder Concentration Risk - A large percentage of the Fund’s shares are held by a small number of shareholders, including persons and entities related to the Adviser. A large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at www.strategasetfs.com/samt or by calling toll-free to 855-457-3637.

BEST QUARTER	WORST QUARTER
17.93%	(3.86)%
6/30/2025	9/30/2023

The performance information shown above is based on a calendar year. The Fund’s performance from 01/01/26 to 03/31/26 was 1.95%.

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Macro Thematic Opportunities ETF	1 Year	Since Inception (1/24/22)
Fund Returns Before Taxes	33.10%	12.81%
Fund Returns After Taxes on Distributions	32.81%	12.49%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	19.68%	10.03%
S&P 500 Index (Net) (reflects no deduction for fees, expenses or taxes (except foreign withholding taxes))	17.43%	12.99%

Investment Adviser

Strategas Asset Management, LLC serves as the investment adviser to the Fund.

Investment Sub-Adviser

Vident Asset Management serves as the sub-adviser to the Fund.

Portfolio Managers

The Fund is jointly and primarily managed by a team of the following professionals:

Strategas Asset Management, LLC

Jason Trennert, Chairman of Strategas Asset Management, LLC and Chairman and Chief Executive Officer of Strategas Securities, LLC, has served as a lead portfolio manager of the Fund since its inception in 2022.

Nicholas Bohnsack, President and Chief Executive Officer at Strategas Asset Management, LLC and President and Chief Operating Officer at Strategas Securities, LLC, has served as a lead portfolio manager of the Fund since its inception in 2022.

Ryan Grabinski, Managing Director at both Strategas Asset Management, LLC and Strategas Securities, LLC, has served as a co-portfolio manager of the Fund since its inception in 2022.

Gerald Hendricks, Director & Senior Portfolio Analyst at Strategas Asset Management, LLC, has served as a co-portfolio manager of the Fund since its inception in 2022.

Vident Asset Management

Rafael Zayas, CFA, Senior Vice President, Head of Portfolio Management and Trading of Vident Asset Management, has served as a portfolio manager of the Fund since its inception in 2022.

Austin Wen, CFA, Senior Portfolio Manager of Vident Asset Management, has served as a portfolio manager of the Fund since its inception in 2022.

Devin Ryder, CFA, Senior Portfolio Manager of Vident Asset Management has served as a portfolio manager of the Fund since May 2026.

Purchase and Sale of Fund Shares

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.strategasetfs.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STR-SM-002-0500